SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         CARDINAL FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                Virginia                                 54-1874630
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

           10641 Lee Highway
           Fairfax, Virginia                               22030
(Address of Principal Executive Offices)                 (Zip Code)

If this form relates to the If this form relates to the registration of a class of securities registration of a class of securities pursuant to Section 12(b) of the pursuant to Section 12(g) of the
Exchange   Act   and   is   effective      Exchange   Act   and   is   effective
pursuant   to   General   Instruction      pursuant   to   General   Instruction
A.(c),  please  check  the  following      A.(d),  please  check  the  following
box. [ ]                                   box. [X]


Securities Act registration statement file number to which this form relates:

                                                     333-52279   (If applicable)
                                                  ---------------

Securities to be registered pursuant to Section 12(b) of the Act:

           Title of Each Class                Name of Each Exchange on Which
           to be so Registered                Each Class is to be Registered
           -------------------                ------------------------------

                   none                                    none


Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $1.00 per share
                                (Title of Class)



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.      Description of Registrant's Securities to be Registered.

         This registration statement on Form 8-A relates to the registration under Section 12(g) of the Securities Exchange Act of 1934, as amended, of shares of the common stock, par value $1.00 per share (the "Common Stock"), of Cardinal Financial Corporation, a Virginia corporation (the "Registrant"). The description of the Common Stock to be registered hereunder is set forth under the caption "Description of Capital Stock" in the Prospectus that is a part of the Registration Statement on Form SB-2 (Registration No. 333-52279) filed by the Registrant with the Securities and Exchange Commission on May 8, 1998, under the Securities Act of 1933, as amended (the "Act"). The final Prospectus will be filed pursuant to Rule 424(b) under the Act and shall be deemed incorporated by reference into this registration statement on Form 8-A.

Item 2.      Exhibits


             4.1     Articles of  Incorporation  of the Registrant,  included as
                     Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2, Registration No. 333-52279, and incorporated herein by reference.

             4.2 Bylaws of the Registrant, included as Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2, Registration No. 333-52279, and incorporated herein by reference.






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

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CARDINAL FINANCIAL CORPORATION



Dated:  June 16, 1998                  By: /s/ L. Burwell Gunn, Jr.
                                           -------------------------------------
                                           L. Burwell Gunn, Jr.
                                           President and Chief Executive Officer





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

                                INDEX TO EXHIBITS


Exhibit No.                           Description

   4.1          Articles of Incorporation of the Registrant, included as Exhibit
                3.1 to the Registrant's Registration Statement on Form SB-2, Registration No. 333-52279, and incorporated herein by reference.

   4.2 Bylaws of the Registrant, included as Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2, Registration No. 333-52279, and incorporated herein by reference.





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